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                                                                   EXHIBIT 23.2


                       [PARENTE RANDOLPH, LLC LETTERHEAD]


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Member
Highmark Healthcare, LLC:

We hereby consent to the incorporation in this Amendment No. 1 to Registration Statement of Medical Properties Trust, Inc. on Form S-11 (333-119957), of our report dated October 18, 2004, relating to the consolidated balance sheet of Highmark Healthcare, LLC as of June 30, 2004.


/s/ Parente Randolph, LLC

Parente Randolph, LLC
Harrisburg, Pennsylvania
January 5, 2005